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                                                            EXHIBIT 10.2.4



              AMENDED and RESTATED REGISTRATION RIGHTS AGREEMENT

                           Dated as of July 6, 2000

                                   between

                        NEXTLINK Communications, Inc.


                                     and

             The Purchasers Listed on the Signature Pages Hereto





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                                                                 EXHIBIT 10.2.4

                  AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of July 6, 2000 between NEXTLINK Communications, Inc., a Delaware corporation, formerly known as NM Acquisition Corp. (the "Company"), and the entities listed on the signature pages hereto under the caption "Purchasers" (each a "Purchaser" and, collectively, the "Purchasers").

                  Pursuant to the Stock Purchase Agreement (the "1999 Stock Purchase Agreement"), dated December 7, 1999, by and between the Old Nextlink (defined below) and certain of the Purchasers, on January 20, 2000, the Purchasers acquired (i) an aggregate of 584,375 shares of the Company's Series C Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), and (ii) an aggregate of 265,625 shares of the Company's Series D Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock").

                  In connection with the consummation of the transactions contemplated by the 1999 Stock Purchase Agreement, Old Nextlink and the Purchasers entered into a Registration Rights Agreement, dated January 20, 2000 (the "Existing Registration Rights Agreement"), pursuant to which Old Nextlink granted the Purchasers certain rights with respect to the registration of the shares of Common Stock (as hereinafter defined) issuable upon conversion of the Series C Preferred Stock and the Series D Preferred Stock.

                  Old Nextlink and the Purchasers have entered it into a Stock Purchase Agreement (the "Purchase Agreement") dated as of June 14, 2000 pursuant to which simultaneously herewith, the Purchasers are purchasing (i) an aggregate of 268,750 shares of the Company's Series G Preferred Stock, par value $0.01 per share (the "Series G Preferred Stock"), and (ii) an aggregate of 131,250 shares of the Company's Series H Preferred Stock, par value $0.01 per share (the "Series H Preferred Stock" and, collectively with the Series C Preferred Stock, Series D Preferred Stock and the Series G Preferred Stock, the "Preferred Shares").

                  The Company is the successor to NEXTLINK Communications, Inc. ("Old Nextlink"), a Delaware corporation that merged into the Company as part of the Merger (as defined in the Purchase Agreement).

                  The Company and the Purchasers desire to amend and restate the Existing Registration Rights Agreement in its entirety to provide for the rights of the Purchasers with respect to the registration of the shares of Common Stock issuable upon conversion of the Preferred Shares.

                  Accordingly, as part of, and as consideration for, the acquisition of the Preferred Shares by the Purchasers from the Company pursuant to the 1999 Stock Purchase Agreement and on the date hereof and from time to time hereafter pursuant to the Purchase Agreement, the Company hereby grants to the Purchasers certain registration

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and other rights with respect to its shares of Class A Common Stock as more fully set forth herein.

                  Accordingly, the parties hereto agree to amend and restate the Existing Registration Rights Agreement in its entirety as follows:

                  1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as it may be amended or restated hereafter from time to time.

                  "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Common Stock" means any shares of Class A Common Stock, par value $0.01 per share, of the Company, now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be exchanged for or converted into Common Stock, any and all securities of any kind whatsoever of the Company which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  "Person" means a corporation, an association, a partnership, an organization, a business, a trust, an individual, or any other entity or organization, including a government or political subdivision or an instrumentality or agency thereof.

                  "Registrable Securities" means (i) any shares of Common Stock issued or issuable upon the conversion of any Preferred Shares held by the Purchasers and (ii) any shares of Common Stock issued with respect to the Preferred Shares or the Common Stock referred to in clause (i) by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities shall have been otherwise transferred, new certificates for them not bearing a

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legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act, (c) when such securities are eligible for sale under Rule 144(k) or any successor provision, or (d) when such securities shall have been sold as permitted by, and in compliance with, the Securities Act.

                  "Registration Expenses" means all expenses incident to the registration and disposition of the Registrable Securities pursuant to Section 2 hereof, including, without limitation, all registration, filing and applicable national securities exchange fees, all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters or the Purchasers in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters or any special audits required by, or incident to, such registration, all fees and disbursements of underwriters (other than underwriting discounts and commissions), all transfer taxes, and all fees and expenses of counsel to the Purchasers; provided, however, that Registration Expenses shall exclude, and the Purchasers shall pay, underwriting discounts and commissions in respect of the Registrable Securities being registered.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  2.       Registration Under Securities Act, etc.

                           2.1      Registration on Request.

                                    (a)      Request.  At any time or from
time to time after the Purchasers are permitted to transfer Registrable Securities pursuant to Section 4.15 of the 1999 Stock Purchase Agreement or
Section 4.15 of the Purchase Agreement, as the case may be, the Purchasers shall have the right to require the Company to effect the registration under the Securities Act of all or part of the Registrable Securities, by delivering a written request therefor to the Company specifying the number of shares of Registrable Securities and the intended method of distribution. The Company shall (i) use its reasonable best efforts to effect the registration under the Securities Act (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to

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register by the Purchasers, for distribution in accordance with the intended method of distribution set forth in the written request delivered by the Purchasers, such registration to be effected as expeditiously as possible (but in any event within 90 days of receipt of a written request), and (ii) if requested by the Purchasers, use its reasonable best efforts to obtain acceleration of the effective date of the registration statement relating to such registration.

                                    (b)      Registration of Other Securities.
Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by the Purchasers of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration if inclusion of such other securities would result in a request by the managing underwriters for a reduction in the number of Registrable Securities requested to be so registered, except (i) as required by the terms of registration rights agreements in effect on January 20, 2000, (ii) as required by the terms of the registration rights agreement to be entered into between NM Acquisition Corp. and Craig O. McCaw, the form of which is attached as Exhibit D to the Merger Agreement, (iii) as required by the terms of the Warrant Registration Rights Agreement, dated as of December 18, 1997, by and among the Company (as successor to Concentric Network Corporation) and certain other parties thereto and (iv) the Registration Rights Agreement, dated as of April 11, 2000, among the Company, Stanley Marsh 3 and the other persons party thereto (all such registration rights agreements, collectively, the "Existing Registration Rights Agreements"). If such Registrable Securities requested to be included in a registration pursuant to this Section 2.1, together with other securities requested to be included in such registration, would result in a request by the managing underwriters for a reduction in the number of such Registrable Securities and other securities requested to be so registered, then the Company will be required to include in such registration only the amount of Registrable Securities and other securities which it is so advised can be included in such registration. In such event, securities shall be registered, subject to the terms of the Existing Registration Rights Agreements, in the following priority: (A) the Registrable Securities requested by the Purchasers to be included in such registration statement pursuant to this Section 2.1,
(B) the securities proposed to be included by the Company, and then (C) any other securities of the Company requested to be included in such registration by any other holder having the right to include securities on a pro rata basis in accordance with the number of securities proposed to be included by the other stockholders with such rights.

                                    (c)      Registration Statement Form.
Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission as, subject to clause (a)(i) above, shall be selected by the Company and as shall be reasonably acceptable to the Purchasers. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Purchasers and counsel to the Company, is necessary or desirable to be included therein.

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                                    (d)      Expenses.  The Company shall pay
all Registration Expenses in connection with any registration requested pursuant to this Section 2.1.

                                    (e)      Effective Registration Statement.
A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (including for purposes of paragraph (h) of this Section 2.1) (i) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least 365 days (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Purchasers and has not thereafter become effective, or
(iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

                                    (f)      Selection of Underwriters.  The
underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Purchasers, subject to the Company's approval, which approval shall not be unreasonably withheld.

                                    (g)      Right to Withdraw.  If the
managing underwriter of any underwritten offering shall advise the Purchasers that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Purchasers, then the Purchasers shall have the right to notify the Company in writing that they have determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement. In the event of such abandonment or withdrawal, such request shall not be counted for purposes of the requests for registration to which the Purchasers are entitled pursuant to this Section 2.1, and the Purchasers shall pay, or reimburse the Company for, all Registration Expenses related thereto.

                                    (h)      Limitations on Registration on
Request. The Purchasers shall be entitled to require the Company to effect, and the Company shall be required to effect, five registrations in the aggregate pursuant to this Section 2.1.

                                    (i)      Postponement.  The Company shall
be entitled once in any six-month period to postpone for a reasonable period of time (but not exceeding 60 days) (the "Postponement Period") the filing of any registration statement required to be prepared and filed by it pursuant to this Section 2.1 if the Company determines, in its reasonable judgment, that such registration and offering would materially interfere with any material financing, corporate reorganization or other material transaction involving the Company or any subsidiary, or would require premature disclosure thereof, and

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promptly gives the Purchasers written notice of such determination, containing a general statement of the reasons for such postponement (which the Purchasers shall maintain in strict confidence in accordance with the Confidentiality Agreement (as defined in the Purchase Agreement)) and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, (i) the Company shall use its reasonable best efforts to limit the delay to as short a period as is practicable and (ii) the Purchasers shall have the right to withdraw the request for registration by giving written notice to the Company at any time and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which the Purchasers are entitled pursuant to this Section
2.1.

                                    (j)      Shelf Registration.  If the
Purchasers request that the Company effect a registration of Registrable Securities by means of shelf registration pursuant to Rule 415 under the Securities Act (a "Shelf Registration Statement"), in addition to the other requirements contained herein, the Company shall, at its cost, use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by the Purchasers until such time as all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (the "Effectiveness Period"); provided, however, that the Effectiveness Period in respect of the Shelf Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements under the Securities Act and as otherwise provided herein.

                           2.2      Incidental Registration.

                                    (a)      Right to Include Registrable
Securities. If the Company at any time proposes to register any of its securities for the account of any other stockholder under the Securities Act by registration on Form S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on any such Form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or incidental to an issuance of securities under Rule 144A under the Securities Act), it will each such time give prompt written notice to the Purchasers of its intention to do so and of the Purchasers' rights under this Section 2.2. At any time or from time to time after the Purchasers are permitted to transfer Registrable Securities pursuant to Section 4.15 of the 1999 Stock Purchase Agreement or
Section 4.15 of the Purchase Agreement, upon the written request of the Purchasers (which request shall specify the maximum number of Registrable Securities intended to be disposed of by the Purchasers), made as promptly as practicable and in any event within 30 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic notice to the Purchasers, with written confirmation to follow promptly thereafter, stating that (i) such registration will

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be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Purchasers; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination and its reasons therefor (which the Purchasers will hold in strict confidence in accordance with the Confidentiality Agreement) to the Purchasers and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Purchasers to request that such registration be effected as a registration under Section 2.1 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under
Section 2.1. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 2.2.

                                    (b)      Right to Withdraw.  The
Purchasers shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section
2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw.

                                    (c)      Priority in Incidental
Registrations. If the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in such registration, when added to the number of other securities to be offered in such registration, would materially adversely affect such offering, then the Company shall include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering without so materially adversely affecting such offering (the "Section 2.2 Sale Amount") and to the fullest extent permitted by the terms of the Existing Registration Rights Agreements, in the following priority: (I) securities proposed to be included by the Company, (II) on a pro rata basis in accordance with the number of securities proposed to be included by the stockholders, if any, triggering such incidental registration, the securities proposed by such stockholders triggering such incidental registration, and then (III) the Registrable Securities requested by the Purchasers to be included in such registration pursuant to Section 2.2(a) and any other securities of the Company requested to be included in such registration by any other

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holder having the right to include securities on a pro rata basis (in an amount in the aggregate equal to the Section 2.2 Sale Amount), based on the pro rata amount of shares of Common Stock held, or obtainable by exercise or conversion of other securities of the Company, by the Purchasers or such holder.

                                    (d)      Plan of Distribution.  Any
participation by holders of Registrable Securities in a registration by the Company shall be in accordance with the Company's plan of distribution, provided that the Purchasers shall in consultation with the Company have the right to select a co-managing underwriter.

                           2.3      Registration Procedures.  If and whenever
the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2 hereof, the Company shall as expeditiously as possible:

                           (a) prepare and file with the Commission as soon as practicable the requisite registration statement to effect such registration (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its reasonable best efforts to cause such registration statement to become effective; provided, however, that before filing such registration statement (including all exhibits) or any amendment or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall as promptly as practicable furnish such documents to the Purchasers and each underwriter, if any, participating in the offering of the Registrable Securities and their respective counsel, which documents will be subject to the review and comments of the Purchasers, each underwriter and their respective counsel; and provided, further, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                           (b) notify the Purchasers of the Commission's requests for amending or supplementing the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities in accordance with the intended method of distribution thereof; provided, that except with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 365 days;

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                           (c)      furnish, without charge, to the Purchasers
         and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Purchasers and such underwriters may reasonably request;

                           (d) use its reasonable best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Purchasers or any managing underwriter shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Purchasers to consummate the disposition in such jurisdictions of the securities to be sold by the Purchasers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                           (e) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Purchasers to consummate the disposition of such Registrable Securities;

                           (f)      furnish to the Purchasers and each
         underwriter, if any, participating in the offering of the securities covered by such registration statement, a signed counterpart of (i) an opinion of counsel for the Company, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's or any other entity's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the

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         underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the legal opinion, such other legal matters;

                           (g) promptly notify the Purchasers and each managing underwriter, if any, participating in the offering of the securities covered by such registration statement (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (v), at the request of the Purchasers promptly prepare and furnish to the Purchasers and each managing underwriter, if any, participating in the offering of the Registrable Securities, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and (vi) at any time when the representations and warranties of the Company contemplated by Section 2.4(a) or (b) hereof cease to be true and correct;

                           (h) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall

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

         satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to the Purchasers a copy of any amendment or supplement to such registration statement or prospectus;

                           (i) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

                           (j) (i) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be listed on the NASDAQ "national market system" or the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, use its reasonable best efforts to (x) cause all such Registrable Securities to be listed on a national securities exchange or (y) failing that, secure designation of all such Registrable Securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or (z) failing that, to secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with the National Association of Securities Dealers, Inc.;

                           (k)      deliver promptly to counsel to the
         Purchasers and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement;

                           (l) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                           (m) provide a CUSIP number for all Registrable Securities, no later than the effective date of the registration statement; and

                           (n) in connection with any underwritten public offering, make available its senior executive officers, directors and chairman and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's business) in their marketing of Registrable Securities.

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

The Company may require the Purchasers to furnish the Company such information regarding the Purchasers and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing.

                  The Purchasers agree that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph
(g)(iii) or (v) of this Section 2.3, the Purchasers will, to the extent appropriate, discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of paragraph (g)(v) of this Section 2.3, their receipt of the copies of the supplemented or amended prospectus contemplated by paragraph
(g)(v) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in their possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the disposition by the Purchasers of their securities is discontinued pursuant to the foregoing sentence, the Company shall extend the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of notice to and including the date when the Purchasers shall have received copies of the supplemented or amended prospectus contemplated by paragraph (g)(v) of this Section 2.3; and, if the Company shall not so extend such period, the Purchasers' request pursuant to which such registration statement was filed shall not be counted for purposes of the requests for registration to which the Purchasers are entitled pursuant to Section 2.1 hereof.

                           2.4      Underwritten Offerings.

                                    (a)      Requested Underwritten Offerings.
If requested by the underwriters for any underwritten offering by the Purchasers pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement (in the form of underwriting agreement used at such time by the managing underwriter(s)) with a managing underwriter or underwriters selected by the Purchasers. Such underwriting agreement shall be satisfactory in form and substance to the Purchasers and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of the managing underwriter(s), including, without limitation, their customary provisions relating to indemnification and contribution. The Purchasers shall be party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Purchasers and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Purchasers.

                                    (b)      Incidental Underwritten
Offerings. In the case of a registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of the Registrable Securities to be included in such registration shall be subject to such underwriting agreements. The Purchasers shall be party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Purchasers and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Purchasers.

                           2.5      Preparation; Reasonable Investigation.  In
connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Purchasers, their underwriters, if any, and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and employees and the independent public accountants who have certified its financial statements, and supply all other information reasonably requested by each of them, as shall be necessary or appropriate, in the opinion of the Purchasers and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                           2.6      Indemnification.

                                    (a)      Indemnification by the Company.
The Company agrees that in the event of any registration of any securities of the Company under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless the Purchasers, their respective directors, officers, members, partners, agents and affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Purchasers or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which the Purchasers or any such director, officer, member, partner, agent or affiliate or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof), arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse the Purchasers and each such director, officer, member, partner, agent or affiliate, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the Purchasers or any such director, officer, member, partner, agent, affiliate, or controlling person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchasers, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of the Purchasers or any such director, officer, member, partner, agent, affiliate, underwriter or controlling Person and shall survive the transfer of such securities by the Purchasers.

                                    (b)      Indemnification by the
Purchasers. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from the Purchasers so including any Registrable Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.6) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchasers specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 2.6(b) shall be limited to the amount of proceeds (net of expenses and underwriting discounts and commissions) received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by the Purchasers.

                                    (c)      Notices of Claims, etc.  Promptly
after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 2.6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 2.6. In case any such action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and, unless in the opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and if in the opinion of outside counsel to the indemnified party there may be legal defenses available to such indemnified party and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action or proceeding on behalf of such indemnified party or parties, provided, however, that the indemnifying party shall be obligated to pay for only one counsel and one local counsel for all indemnified parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation (unless the first proviso in the preceding sentence shall be applicable). No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                                    (d)      Contribution.  If the
indemnification provided for in this Section 2.6 shall for any reason be held by a court to be unavailable to an indemnified party under subsection (a) or
(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subsection (a) or (b) hereof, the indemnified party and the indemnifying party under subsection (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the allocation provided in this clause (ii) provides a greater amount to the indemnified party than clause (i) above, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 2.6(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this subsection (d) to the contrary, no indemnifying party (other than the Company) shall be required to contribute any amount in excess of the proceeds (net of expenses and underwriting discounts and commissions) received by such party from the sale of the Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

                                    (e)      Other Indemnification.
Indemnification and contribution similar to that specified in the preceding subsections of this Section 2.6 (with appropriate modifications) shall be given by the Company and the Purchasers with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this Section 2.6 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registrable Securities by the Purchasers.

                                    (f)      Indemnification Payments.  The
indemnification and contribution required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                           2.7      Unlegended Certificates.  In connection
with the offering of any Registrable Securities registered pursuant to this
Section 2, the Company shall (i) facilitate the timely preparation and delivery to the Purchasers and the underwriters, if any, participating in such offering, of unlegended certificates representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by the Purchasers or such underwriters and (ii) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.

                           2.8      Manner of Sale.  So long as the Purchasers
own in excess of 2.5% of the fully diluted Common Stock (after giving effect to the exercise of all outstanding options, warrants and other rights to purchase Common Stock whether or not such options, warrants or other rights are then exercisable (the "Threshold Amount")), the Purchasers agree that, except as provided below or except with the written consent of the Company (which consent shall not be unreasonably withheld), the Purchasers shall sell or otherwise effectuate a distribution of Registrable Securities included in a registration effected pursuant to Section 2.1 or in a registration effected by the Company for its own account in which the Purchasers elect, pursuant to
Section 2.2, to include Registrable Securities, only (i) pursuant to one or more firm commitment underwritten public offerings or (ii) in one or more block trades. Notwithstanding anything to the contrary set forth above, at any time while the Purchasers own an amount of Common Stock in excess of the Threshold Amount, the Purchasers shall have the right to effectuate a distribution of Registrable Securities included in a registration effected pursuant to Section 2.1 or in a registration effected by the Company for its own account in which the Purchasers elect, pursuant to Section 2.2, to include Registrable Securities, in any other manner, including pursuant to a Shelf Registration Statement, if in the opinion of a nationally recognized investment banker selected by the Company and the Purchasers, distributions of Registrable Securities made in the manner proposed by the Purchasers would not adversely affect the market for the Common Stock. Nothing contained herein shall be deemed to restrict the Purchasers from transferring any of the Common Stock at any time in accordance with the terms of the Purchase Agreement. In the event the Purchasers elect, pursuant to Section 2.2, to include Registrable Securities in any registration effected by the Company for the account of any other stockholder triggering such registration, the Purchasers shall sell or otherwise effectuate a distribution of Registrable Securities pursuant to such registration subject to the same manner of sale limitations as are applicable to such other stockholder in such registration.

                           2.9      No Required Sale.  Nothing in this
Agreement shall be deemed to create an independent obligation on the part of the Purchasers to sell any Registrable Securities pursuant to any effective registration statement.

                  3. Rule 144. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, or (ii) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of the Purchasers, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  4. Amendments and Waivers. This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

                  5.       [INTENTIONALLY OMITTED].

                  6. Notice. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:

                  (a)      If to the Purchasers, to:

                           c/o Forstmann Little & Co.
                           767 Fifth Avenue
                           New York, NY  10153
                           Attention:  Sandra J. Horbach

                           With a copy to:

                           Fried, Frank, Harris, Shriver & Jacobson
                           One New York Plaza
                           New York, New York  10004
                           Attention:    Robert C. Schwenkel, Esq.

                  (b)      If to the Company, to it at:

                           NEXTLINK Communications, Inc.
                           1505 Farm Credit Drive
                           McLean, VA  22102
                           Attn:  Gary D. Begeman, Esq.

                           with a copy to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, NY  10019
                           Attn:  Bruce R. Kraus, Esq.

                  7. Assignment; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company, without the prior written consent of the Purchasers. The Purchasers may, at their election, at any time or from time to time, assign their rights under this Agreement, in whole or in part, to any purchaser or other transferee of shares of Common Stock held by them; provided, however, that any rights to withdraw shares from inclusion in a registration statement pursuant to Section 2 shall be made only by the Purchasers for themselves and all such purchasers and transferees; and provided further, that no such assignment will increase the total number of registrations pursuant to Section 2.1 or underwritten offerings the Company is required to effect hereunder.

                  8. Remedies. The parties hereto agree that money damages or other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including without limitation specific performance, without bond or other security being required. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                  9. No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Purchasers in this Agreement or otherwise conflicts with the provisions hereof. The Company further represents and warrants that the rights granted to the Purchasers hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.

                  10. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not control or otherwise affect the meaning hereof.

                  11. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America located in the County of New York for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 6 hereof shall be effective service of process for any action or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  13. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any restriction or provision of this Agreement is held unreasonable, unlawful or unenforceable in any respect, such restriction or provision shall be interpreted, revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

                  14. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  15. Entire Agreement; Effectiveness. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings (including, without limitation, the Existing Registration Rights Agreement), oral and written, between the parties hereto with respect to the subject matter hereof.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.


                                  NEXTLINK COMMUNICATIONS, INC.


                                  By:     /s/ Daniel F. Akerson
                                          --------------------------------------
                                          Name:     Daniel F. Akerson
                                          Title:    Chairman and Chief Executive
                                                    Officer

                                  PURCHASERS:


                                  FORSTMANN LITTLE & CO. SUBORDINATED
                                  DEBT AND EQUITY MANAGEMENT BUYOUT
                                  PARTNERSHIP-VII, L.P.

                                  By:        FLC XXXIII Partnership
                                             its general partner


                                  By:        /s/ Winston W. Hutchins
                                             --------------------------
                                             Winston W. Hutchins,
                                             a general partner

                                  FORSTMANN LITTLE & CO. EQUITY
                                  PARTNERSHIP-VI, L.P.

                                  By:        FLC XXXII Partnership, L.P.
                                             its general partner


                                  By:        /s/ Winston W. Hutchins
                                             --------------------------
                                             Winston W. Hutchins,
                                             a general partner

                                   FL FUND, L.P.

                                   By:       FLC XXXI Partnership, L.P.
                                             its general partner

                                          By:   FLC XXIX Partnership, L.P.
                                                a general partner

                                          By:   /s/ Winston W. Hutchins
                                                --------------------------------
                                                   Winston W. Hutchins,
                                                   a general partner